Acquisition	3 Months Ended
Mar. 31, 2022
Acquisition [Abstract]
ACQUISITION

4 — ACQUISITION

Purnovate, Inc. Acquisition – Related Party

On January 26, 2021 the Company completed its business acquisition of 100% of the equity interests of Purnovate, Inc. (“Purnovate”), in a related party transaction. The purchase price of Purnovate totaled $2,142,437 in cash, stock, and contingent consideration. As a result of this purchase, the Company recognized an intangible in-process research and development asset of $455,000 and goodwill of $248,971. At March 31, 2022, the value of the intangible in-process research and development asset and goodwill remained $455,000 and $248,971, respectively.

The Company’s unaudited condensed consolidated financial statements for the three months ended March 31, 2021 include the results of operations of Purnovate since January 26, 2021 during which period Purnovate contributed an approximately $82,000 net loss. On an unaudited pro forma basis, the revenues and net income of the Company assuming the acquisition had occurred on January 1, 2021, are shown below. The unaudited pro forma information does not purport to present what the Company’s actual results would have been had the acquisition occurred on January 1, 2021, nor is the financial information indicative of the results of future operations.

Three months ended March 31, 2021
Net revenue	$–
Net loss	$(4,844,435)
Net loss per share, basic and diluted	$(0.30)